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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2010

Motorola, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)
1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 8.01 Other events

As previously reported in a Current Report on Form 8-K furnished on April 5, 2010, effective as of the first quarter of 2010, Motorola, Inc. (the "Company") realigned its operations in preparation for its planned separation into two independent, publicly traded companies (the "Separation"). The Separation is currently expected to be completed in the first quarter of 2011. As a result, the Company now reports financial results for the following four operating business segments: Mobile Devices, Home, Enterprise Mobility Solutions and Networks.

The Company is filing this Current Report on Form 8-K solely to update the Company's Annual Report on Form 10-K for the year ended December 31, 2009 ("Motorola's 2009 Annual Report") to reflect: 1) the revised presentation of the Company's operating business segments as a result of a realigned business structure, and 2) the reclassification of certain costs, previously recorded as Corporate expenses, from Other and Eliminations to the operating business segments, both as described in the Company's Current Report on Form 8-K furnished on April 5, 2010. These changes do not affect the consolidated Motorola, Inc. amounts previously reported in the Company's consolidated balance sheets or consolidated statements of operations, stockholders' equity or cash flows in any prior period.

Item 9.01 of this Current Report on Form 8-K provides the updated "Item 8. Financial Statements and Supplementary Data" (with updates to Notes 6, 12, 13, and 14) from Motorola's 2009 Annual Report to reflect the revised segment presentation and the reclassification of certain costs described above.

There were no other events occurring subsequent to the filing of Motorola's 2009 Annual Report requiring adjustment to the financial statements or footnotes contained therein. For significant developments since the filing of Motorola's 2009 Annual Report, refer to the Company's Quarterly Report on Form 10-Q for the period ended April 3, 2010, as filed on May 4, 2010 and the Company's other SEC filings.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following are filed as Exhibits to this Report:

Exhibit 23	Consent of Independent Registered Public Accounting Firm
Exhibit 99
"Item 8. Financial Statements and Supplementary Data," from Motorola, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2009 (updated to reflect the revised presentation of the Company's operating business segments and the reclassification of certain costs)
101
The following financial information from Motorola, Inc.'s Current Report on Form 8-K as of December 31, 2009, and for the three years in the period then ended is formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Statements of Operations, (2) Consolidated Balance Sheets, (3) Consolidated Statements of Stockholders' Equity, (4) Consolidated Statements of Cash Flows, and (5) Notes to Consolidated Financial Statements, tagged as blocks of text.*

*
Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Date: May 4, 2010	By:	/s/ JOHN K. WOZNIAK John K. Wozniak Corporate Vice President and Chief Accounting Officer

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SIGNATURES